Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
               (AFFILIATED MONEY MARKET FUND ADVISORY FEE WAIVER)

     This Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Aim Advisors, Inc. ("Invesco Aim").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco Aim agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco Aim agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco Aim will waive advisory fees payable by an Investing Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

          i. Invesco Aim's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Fund that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Fund that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Fund nor Invesco Aim may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board of Trustee to remove or amend such Waiver. Invesco Aim will not have any right to reimbursement of any amount so waived.

     Subject to the foregoing paragraphs, each of the Funds and Invesco Aim agree to review the then-current waivers for each class of the Funds listed on the Exhibit on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Funds and Invesco Aim have agreed to continue them. The Exhibit will be amended to reflect any such agreement.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco Aim with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco Aim have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        SHORT-TERM INVESTMENTS TRUST


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INVESCO AIM ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                EFFECTIVE DATE   COMMITTED UNTIL
---------                                --------------   ---------------
AIM Floating Rate Fund                    July 1, 2007     June 30, 2009
AIM Multi-Sector Fund                     July 1, 2007     June 30, 2009
AIM Select Real Estate Income Fund        July 1, 2007     June 30, 2009
AIM Structured Core Fund                  July 1, 2007     June 30, 2009
AIM Structured Growth Fund                July 1, 2007     June 30, 2009
AIM Structured Value Fund                 July 1, 2007     June 30, 2009

                                AIM EQUITY FUNDS

PORTFOLIO                                EFFECTIVE DATE   COMMITTED UNTIL
---------                                --------------   ---------------
AIM Capital Development Fund              July 1, 2007     June 30, 2009
AIM Charter Fund                          July 1, 2007     June 30, 2009
AIM Constellation Fund                    July 1, 2007     June 30, 2009
AIM Diversified Dividend Fund             July 1, 2007     June 30, 2009
AIM Large Cap Basic Value Fund            July 1, 2007     June 30, 2009
AIM Large Cap Growth Fund                 July 1, 2007     June 30, 2009
AIM Summit Fund                           July 1, 2007     June 30, 2009

                                 AIM FUNDS GROUP

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM Basic Balanced Fund                   July 1, 2007     June 30, 2009
AIM European Small Company Fund           July 1, 2007     June 30, 2009
AIM Global Value Fund                     July 1, 2007     June 30, 2009
AIM International Small Company Fund      July 1, 2007     June 30, 2009
AIM Mid Cap Basic Value Fund              July 1, 2007     June 30, 2009
AIM Select Equity Fund                    July 1, 2007     June 30, 2009
AIM Small Cap Equity Fund                 July 1, 2007     June 30, 2009

                                AIM GROWTH SERIES

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM Basic Value Fund                      July 1, 2007     June 30, 2009
AIM Global Equity Fund                    July 1, 2007     June 30, 2009
AIM Mid Cap Core Equity Fund              July 1, 2007     June 30, 2009
AIM Small Cap Growth Fund                 July 1, 2007     June 30, 2009

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM Asia Pacific Growth Fund              July 1, 2007     June 30, 2009
AIM European Growth Fund                  July 1, 2007     June 30, 2009
AIM Global Growth Fund                    July 1, 2007     June 30, 2009
AIM Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2009
AIM International Core Equity Fund        July 1, 2007     June 30, 2009
AIM International Growth Fund             July 1, 2007     June 30, 2009

                              AIM INVESTMENT FUNDS

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM China Fund                            July 1, 2007     June 30, 2009
AIM Developing Markets Fund               July 1, 2007     June 30, 2009
AIM Global Health Care Fund               July 1, 2007     June 30, 2009
AIM International Total Return Fund       July 1, 2007     June 30, 2009
AIM Japan Fund                            July 1, 2007     June 30, 2009
AIM LIBOR Alpha Fund                      July 1, 2007     June 30, 2009
AIM Trimark Endeavor Fund                 July 1, 2007     June 30, 2009
AIM Trimark Fund                          July 1, 2007     June 30, 2009
AIM Trimark Small Companies Fund          July 1, 2007     June 30, 2009

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM Core Bond Fund                        July 1, 2007     June 30, 2009
AIM Dynamics Fund                         July 1, 2007     June 30, 2009
AIM Global Real Estate Fund               July 1, 2007     June 30, 2009
AIM High Yield Fund                       July 1, 2007     June 30, 2009
AIM Income Fund                           July 1, 2007     June 30, 2009
AIM Limited Maturity Treasury Fund        July 1, 2007     June 30, 2009
AIM Money Market Fund                     July 1, 2007     June 30, 2009
AIM Municipal Bond Fund                   July 1, 2007     June 30, 2009
AIM Real Estate Fund                      July 1, 2007     June 30, 2009
AIM Short Term Bond Fund                  July 1, 2007     June 30, 2009
AIM U.S. Government Fund                  July 1, 2007     June 30, 2009

                                AIM SECTOR FUNDS

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM Energy Fund                           July 1, 2007     June 30, 2009
AIM Financial Services Fund               July 1, 2007     June 30, 2009
AIM Gold & Precious Metals Fund           July 1, 2007     June 30, 2009
AIM Leisure Fund                          July 1, 2007     June 30, 2009
AIM Technology Fund                       July 1, 2007     June 30, 2009
AIM Utilities Fund                        July 1, 2007     June 30, 2009

                              AIM TAX-EXEMPT FUNDS

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM High Income Municipal Fund            July 1, 2007     June 30, 2009
AIM Tax-Exempt Cash Fund                  July 1, 2007     June 30, 2009
AIM Tax-Free Intermediate Fund            July 1, 2007     June 30, 2009

                          AIM VARIABLE INSURANCE FUNDS

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
AIM V.I. Basic Balanced Fund              July 1, 2007     April 30, 2010
AIM V.I. Basic Value Fund                 July 1, 2007     April 30, 2010
AIM V.I. Capital Appreciation Fund        July 1, 2007     April 30, 2010
AIM V.I. Capital Development Fund         July 1, 2007     April 30, 2010
AIM V.I. Core Equity Fund                 July 1, 2007     April 30, 2010
AIM V.I. Diversified Income Fund          July 1, 2007     April 30, 2010
AIM V.I. Dynamics Fund                    July 1, 2007     April 30, 2010
AIM V.I. Financial Services Fund          July 1, 2007     April 30, 2010
AIM V.I. Global Health Care Fund          July 1, 2007     April 30, 2010
AIM V.I. Global Real Estate Fund          July 1, 2007     April 30, 2010
AIM V.I. Government Securities Fund       July 1, 2007     April 30, 2010
AIM V.I. High Yield Fund                  July 1, 2007     April 30, 2010
AIM V.I. International Growth Fund        July 1, 2007     April 30, 2010
AIM V.I. Large Cap Growth Fund            July 1, 2007     April 30, 2010
AIM V.I. Leisure Fund                     July 1, 2007     April 30, 2010
AIM V.I. Mid Cap Core Equity Fund         July 1, 2007     April 30, 2010
AIM V.I. Money Market Fund                July 1, 2007     April 30, 2010
AIM V.I. Small Cap Equity Fund            July 1, 2007     April 30, 2010
AIM V.I. Technology Fund                  July 1, 2007     April 30, 2010
AIM V.I. Utilities Fund                   July 1, 2007     April 30, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                     --------------   ---------------
Government TaxAdvantage Portfolio         July 1, 2007     June 30, 2009
STIC Prime Portfolio                      July 1, 2007     June 30, 2009
Treasury Portfolio                        July 1, 2007     June 30, 2009